EXHIBIT 10.6

                              COMMERCIALWARE, INC.


July __, 2004

Capital Resource Partners IV, L.P.
85 Merrimac Street, Suite 200
Boston, MA  02114

ASA International Ltd.
10 Speen Street
Framingham, MA 01701

         Re:  Letters of Credit
              -----------------

Ladies and Gentlemen:

         CommercialWare, Inc. (the "Company") acknowledges that Capital Resources Partners IV, L.P. ("CRP") and ASA International Ltd. ("ASA") have agreed to continue to guarantee the payment obligations (up to $500,000 from ASA and up to $900,000 from CRP) of the Company under a Letter Agreement dated as of July 28, 2002 as amended on May 23, 2003 and amended as of the date hereof by and between the Company and Citizens Bank of Massachusetts ("Citizens") pursuant to certain letters of credit in favor of Citizens (the "Letters of Credit"). The Company agrees to reimburse immediately each of CRP and ASA an amount equal to any monies that CRP and ASA pay under their respective Letters of Credit, plus the reasonable costs and expenses of CRP and ASA in obtaining such reimbursement (the "Reimbursement Amount"). Any payments by the Company of the Reimbursement Amount shall be in accordance with Section 7 of the Amended and Restated Security Agreement dated as of the date hereof by and among the Company, CRP, ASA and certain other parties thereto. The Company's obligation to pay the Reimbursement Amount to CRP and ASA is absolute and unconditional and the Company hereby waives any and all notices and defenses of any kind, including, without limitation, all guaranty and suretyship defenses.

         In consideration of CRP and ASA issuing the Letters of Credit, the Company shall pay (i) an initial fee of $25,000 to ASA and $45,000 to CRP, payable within five days of the date hereof, and (ii) for as long as the Letters of Credit remain outstanding, an annual fee of $25,000 to ASA and $45,000 to CRP, pro-rated for fractions of time less than one year, payable on a quarterly basis in advance.

         This letter agreement may be executed in counterpart signature pages, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This letter agreement may only be amended, terminated or any provision hereof waived, with the written consent of all the undersigned parties.

                            (Signature Page Follows)

                                           Very truly yours,


                                           COMMERCIALWARE, INC.


                                           By:
                                                -------------------------------
                                                Name:  Donald Askin
                                                Title:  Chief Executive Officer





AGREED AND ACCEPTED THIS ___ DAY
OF July, 2004


CAPITAL RESOURCE PARTNERS IV, L.P.

By:  CRP PARTNERS IV, L.L.C.
As its:  General Partner


By:
   -------------------------------
   Name:
   Title:



ASA INTERNATIONAL LTD.


By:
   -------------------------------
   Name:
   Title